                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                 --------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934




Date of Report (Date of earliest event reported):   MARCH 13, 1998


                               CISCO SYSTEMS, INC.
               (Exact name of registrant as specified in charter)



       CALIFORNIA                        0-18225                 77-0059951
(State or Other Jurisdiction           (Commission             (IRS Employer
      of Incorporation)                File Number)          Identification No.)




170 WEST TASMAN DRIVE, SAN JOSE, CALIFORNIA                          95134-1706
  (Address of Principal Executive Offices)                           (Zip Code)



Registrant's telephone number, including area code: (408) 526-4000

ITEM 5.  OTHER EVENTS

        On March 13, 1998, Cisco Systems, Inc. (the "Registrant") acquired WheelGroup Corporation, a Texas corporation ("WheelGroup") under the terms of a merger whereby 1,900,000 shares of the Registrant's Common Stock were exchanged for all of WheelGroup's outstanding shares and options. A copy of the press release issued by the Registrant on February 18, 1998 concerning the foregoing transaction is filed herewith as Exhibit 20.1 and is incorporated herein by reference.

        On April 7, 1998, the Registrant acquired Precept Software, Inc., a California corporation ("Precept"), under the terms of a merger whereby stock worth up to approximately $84 million on the date of closing was exchanged for all outstanding shares and options of Precept. Copies of the press releases issued by the Registrant on March 11, 1998 and April 7, 1998 concerning the foregoing transaction are filed herewith as Exhibits 20.2 and 20.3, and are incorporated herein by reference.

        On April 10, 1998, the Registrant acquired NetSpeed, Inc., a Texas corporation ("NetSpeed"), under the terms of a merger whereby up to 3,529,482 shares of the Registrant's Common Stock were exchanged for all of NetSpeed's outstanding shares and options. Copies of the press releases issued by the Registrant on March 10, 1998 and April 13, 1998 concerning the foregoing transaction are filed herewith as Exhibits 20.4 and 20.5, and are incorporated herein by reference.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (a)  Exhibits.

        20.1   Press Release of Registrant, dated February 18, 1998, announcing
               Registrant's agreement to acquire WheelGroup Corporation.

        20.2   Press Release of Registrant, dated March 11, 1998, announcing
               Registrant's agreement to acquire Precept Software, Inc.

        20.3 Press Release of Registrant, dated April 7, 1998, announcing the closing of Registrant's acquisition of Precept Software, Inc.

        20.4   Press Release of Registrant, dated March 10, 1998, announcing
               Registrant's agreement to acquire NetSpeed, Inc.

        20.5 Press Release of Registrant, dated April 13, 1998, announcing the closing of Registrant's acquisition of NetSpeed, Inc.



                                       2.
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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                        CISCO SYSTEMS, INC.



Dated: May 15, 1998                     By: /s/ Larry R. Carter
                                             -----------------------------------
                                             Larry R. Carter, Vice President,
                                             Finance and Administration, Chief
                                             Financial Officer and Secretary

                                  EXHIBIT INDEX



        Exhibit
        Number                      Description of Document
        ------                      -----------------------
        20.1          Press Release of Registrant, dated February 18, 1998,
                      announcing Registrant's agreement to acquire WheelGroup
                      Corporation.

        20.2 Press Release of Registrant, dated March 11, 1998, announcing Registrant's agreement to acquire Precept
                      Software, Inc.

        20.3 Press Release of Registrant, dated April 7, 1998, announcing the closing of Registrant's acquisition of Precept Software, Inc.

        20.4 Press Release of Registrant, dated March 10, 1998, announcing Registrant's agreement to acquire NetSpeed, Inc.

        20.5 Press Release of Registrant, dated April 13, 1998, announcing the closing of Registrant's acquisition of NetSpeed, Inc.